UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VAIL RESORTS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On November 2, 2026, Vail Resorts, Inc. updated its website, Vote.VailResorts.com, relating to its 2026 annual meeting of stockholders.
A copy of the updated materials on the website is provided below.

HOW TO VOTE

YOUR VOTE IS IMPORTANT.

Your vote matters and it is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.

The Board recommends shareholders vote “FOR” ALL of Vail Resorts’ director nominees – Reginald A. Chambers, William J. Hornbuckle, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary A. Schneider, D. Bruce Sewell and Peter A. Vaughn – on the WHITE proxy card provided by Vail Resorts.

VAIL RESORTS

WHITE PROXY CARD

Company Nominees **RECOMMENDED** by the Board:

	FOR	WITHHOLD
1a. Reginald A. Chambers	✔	☐
1b. William J. Hornbuckle	✔	☐
1c. Robert A. Katz	✔	☐
1d. Iris Knobloch	✔	☐
1e. Nadia N. Rawlinson	✔	☐
1f. Michele Romanow	✔	☐
1g. Hilary A. Schneider	✔	☐
1h. D. Bruce Sewell	✔	☐
1i. Peter A. Vaughn	✔	☐

Oasis Nominees **OPPOSED** by the Board:

	FOR	WITHHOLD
1j. Robert A. Chapek	☐	✖
1k. M. Ashton Hudson	☐	✖

Meyer Nominee **OPPOSED** by the Board:

	FOR	WITHHOLD
1l. Gregory S. Meyer	☐	✖

The Board recommends a vote **"FOR"** proposals 2, 3, and 4.

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of PricewaterhouseCoopers LLP as the Company's Independent registered public accounting firm for the fiscal year ending July 31, 2027.	✔	☐	☐
3. Advisory vote to approve executive compensation.	✔	☐	☐
4. Vote to approve an amendment to the Vail Resorts, Inc. 2024 Omnibus Incentive Plan	✔	☐	☐

Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will still be voted at the meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

If you have questions or need assistance voting your shares, please contact our proxy solicitor Okapi Partners LLC Toll-Free at (855) 208-8903 or at VAIL@okapipartners.com

HOW TO VOTE

Please submit your proxy vote as promptly as possible by using any of the following methods:

ONLINE

You may vote your shares online. Please locate the Control Number included on your **WHITE** proxy card or **WHITE** voting instruction form and access the website indicated.

SCAN

Your **WHITE** proxy card and **WHITE** voting instruction form will include a QR code for easy voting by your smart phone.

MAIL

You may mark, sign and date your **WHITE** proxy card or **WHITE** voting instruction form and return it in the postage-paid envelope provided.

If you have questions or need assistance voting your shares, please contact our proxy solicitor Okapi Partners LLC at:
VAIL@okapipartners.com
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 208-8903

VAIL RESORTS

Investor Contact

Connie Wang
InvestorRelations@vailresorts.com

Media Contacts

Kelsey Pietranton
News@vailresorts.com

Joele Frank, Wilkinson Brimmer Katcher
Sharon Stern / Lyle Weston
1-212-355-4449



MICHELE ROMANOW

Partner, Athena North and Co-Founder, Clearco

Age: 41

Director Since: 2016

Committees: Compensation

Education:

- B.S., Engineering and MBA,

Experience and Key Board Contributions

Ms. Romanow is a consumer technology entrepreneur and investor with deep experience developing digital platforms, expanding e-commerce brands and driving customer acquisition through strategic marketing. Her track record of scaling numerous technology companies and identifying commercial

Queen's University

growth opportunities strengthens the Board's oversight of the Company's web-based commerce strategy, digital marketing and innovative guest experiences.

Career Highlights

- In her current role as a Founder and Managing Partner at Athena North, a venture capital firm focused on AI, fintech, and consumer companies, Ms. Romanow advises growth-stage companies on product innovation, branding, business growth, operational scaling, leadership and strategic partnerships, and has helped close dozens of deals over the past five years.
- As Co-Founder and Executive Chairman of Clearco, Ms. Romanow has overseen the company's disciplined, data-informed capital allocation strategy and growth into a technology-enabled financing platform, which has deployed more than $3.3 billion to over 11,000 companies across 13 countries.
- Ms. Romanow is the co-founder of numerous technology companies, including SnapSaves, a mobile platform acquired by Groupon in 2014, and Buytopia, a leading Canadian e-commerce platform that she strategically guided to scale to more than two million subscribers and led through multiple acquisitions.
- Ms. Romanow has built broad national visibility through her 12-year tenure as a judge and investor on *Dragons' Den* (Canada's *Shark Tank*), which reflects her expertise in consumer audiences, brand building, and entrepreneurship.

Professional Experience

Athena North

- Founder and Managing Partner (since 2024)

Clearco (formerly Clearbanc)

- Board Observer (since 2025)
- Executive Chairman (2023-2025)
- Co-Founder and Chief Executive Officer (2015-2023)

Ashton Woods

- Director (since 2026)

RHEI

- Director and Member of Audit and Compensation Committees (2020-2024)

Freshii

- Director (2017-2021)

Whistler Blackcomb (acquired by Vail Resorts in 2016)

- Director and Member of the Compensation and Corporate Governance & Nominating Committees (2015-2016)

Groupon, Inc. (Nasdaq: GRPN)

- Head of Marketing (2014-2016)

Snap by Groupon (formerly SnapSaves)

- Founder (2012-2014)

Buytopia.ca

- Co-Founder (2011-2014)

Sears Canada

SHAREHOLDER RESOURCES

MATERIALS HUB

Shareholder Letters

November 2, 2026
Letter to Shareholders
VIEW PDF

October 30, 2026
Letter to Shareholders
VIEW PDF

SEC Filings

November 2, 2026
Vail Resorts Definitive Proxy Statement
VIEW PDF

Press Releases

July 14, 2026
Epic Experience: Vail Resorts Puts Guest Experience at the Center of New Growth Plan
VIEW RELEASE

October 30, 2026
Vail Resorts Files Definitive Proxy Expressing Confidence in its Board, Leadership, and Strategy to Deliver Long-Term Shareholder Value
VIEW RELEASE

October 26, 2026
Vail Resorts Serves Up New Culinary and Après Experiences at its World-Class Ski Resorts this Winter
VIEW RELEASE

October 16, 2026
Vail Turns Up the Volume, Unveils First Wave of Artists for Its Biggest Music Season Yet
VIEW RELEASE

September 29, 2026
Vail Resorts Launches Epic Ascent, Bringing Concierge Services and Personalized Experiences to Private Ski Lessons
VIEW RELEASE

September 1, 2026
Park City Mountain Unveils 'Larger Than Life,' a Bold Vision for the Resort's Next Chapter
VIEW RELEASE

Podcasts

September 22, 2026
Epic Experience: What Comes Next
VIEW EPISODE

June 23, 2026
The Strength of Our Network: What It Means for Employees, Guests, and Shareholders
VIEW EPISODE


We urge you to protect the value of your investment in Vail Resorts by voting on the WHITE universal proxy card "FOR" only Vail Resorts' nominees
HOW TO VOTE

If you have questions or need assistance voting your shares, please contact our proxy solicitor Okapi Partners LLC at:

VAIL@okapipartners.com

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

VAIL RESORTS

Investor Contact

Connie Wang
InvestorRelations@vailresorts.com

Media Contacts

Kelsey Pietranton
News@vailresorts.com

Joele Frank, Wilkinson Brimmer Katcher
Sharon Stern / Lyle Weston
1-212-355-4449